                                                                    Exhibit 3.21

                            ARTICLES OF INCORPORATION

                                       OF

                                 QUINTILES, INC.

         The undersigned, being of the age of eighteen years or more, does hereby make and acknowledge these Articles of Incorporation for the purpose of forming a business corporation under and by virtue of the laws of the State of North Carolina:

         1.       The name of the corporation is Quintiles, Inc.

         2.       The period of duration of the corporation shall be perpetual.

         3.       The purposes for which the corporation is organized are:

                  a. To engage in the business of biostatistical consulting; and

                  b. To engage in any lawful act or activities for which corporations may be organized under Chapter 55 of the General Statutes of North Carolina.

         4. The corporation shall have authority to issue 100,000 shares with the par value of $1.00 per share.

         5. The minimum amount of consideration to be received by the corporation for its shares before it shall commence business is $1.00 in cash or property of equivalent value.

         6. The address of the initial registered office of the corporation in the State of North Carolina is Box 540-D Route 9, Chapel Hill, Orange County, North Carolina and the name of its initial registered agent at such address is Dennis B. Gillings.

         7. The number of directors constituting the initial Board of Directors shall be one and the name and address of the person who is to serve as Director until the first meeting of shareholders or until his successor is elected and qualifies is:

                                          Dennis B. Gillings
                                          Box 540-D, Route 9
                                          Chapel Hill, North Carolina
                                                                27514

         8.       That the name and address of the incorporator is:

                                          Dennis B. Billings
                                          Box 540-D, Route 9
                                          Chapel Hill, North Carolina
                                                                27514

         IN WITNESS WHEREOF, I have hereunto set my hand this the 23 day of February, 1982.

                                                         /s/ Dennis B. Gillings
                                                         ----------------------
                                                       DENNIS B. GILLINGS

NORTH CAROLINA
ORANGE COUNTY

         I, Lori O'Neal, a Notary Public for said County and State, do hereby certify that Dennis B. Gillings, personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

         Witness my hand and official seal this the 23 day of February 1982.

                                                       /s/ Lori O'Neal
                                                    ---------------------------
                                                    Notary Public

[Seal]

My commission expires: June 27, 1983

Page   Two

                              ARTICLES OF AMENDMENT
                                TO THE CHARTER OF
                                 QUINTILES, INC.

         The undersigned corporation hereby executes these Articles of Amendment for the purpose of amending its charter:

         1.       The name of the corporation is Quintiles, Inc.

         2. The following amendment to the charter of the corporation was adopted by its shareholders on the 27th day of October, 1986, in the manner prescribed by law: Paragraph 4 is amended to read:

                           4. The Corporation shall have authority to issue 1,500,000 shares with the par value of $.0666 per share.

         3. The number of shares of the corporation outstanding at the time of such adoption was 30,000; and the number of shares entitled to vote thereon was 30,000.

         4. The designation and number of outstanding shares of each class entitled to vote on such amendment as a class were as follows:

Class               Number of Shares
-----              ----------------
Common                 30,000

         5. The number of shares voted for such amendment was 30,000; and the number of shares voted against such amendment was none. Voting within each class entitled to vote as a class was as follows:

                                                           Number of Shares Vote

     Class          For       Against

     Common                 30,000      0

         6. Any exchange, reclassification or cancellation of issued shares will be effected in the following manner:

                           Holders of issued and outstanding shares will surrender their shares in exchange for new shares to be issued in the ratio of fifteen new shares for each share surrendered.

         7. The amendment herein effected does not give rise to dissenter's rights to payment for the reason that the only effect of such amendment is to reduce the par value of shares and increase the number of shares the corporation is authorized to issue.

         IN WITNESS WHEREOF, these articles are signed by the president and secretary of the corporation this 10th day of November, 1986.

                                           QUINTILES,  INC.

                                           BY:    /s/ Dennis Gillings
                                              ----------------------------------
                                              PRESIDENT

                                           BY:    /s/ William A. Sollecito
                                             -----------------------------------
                                             SECRETARY

         STATE OF NORTH CAROLINA

         COUNTY OF ORANGE

                  I, Cynthia D. Baker , a Notary Public, hereby certify that on this 10th day of November, 1986, personally appeared before me Dennis Gillings and William A. Sollecito, each of whom being by me first duly sworn, declared that he signed the foregoing documents in the capacity indicated, that he was authorized so to sign, and that the statements therein contained are true.

My Commission Expires:   9/15/91                    /s/ Cynthia D. Baker
        [SEAL]                                      --------------------
                                                    Notary Public

                              ARTICLES OF AMENDMENT
                                TO THE CHARTER OF
                                 QUINTILES, INC.

         The undersigned corporation hereby executes these Articles of Amendment for the purpose of amending its charter:

         1.       The name of the corporation is Quintiles, Inc.

         2. The following amendment to the charter of the corporation was adopted by its shareholders on the 1st day of June, 1990, in the manner prescribed by law: Paragraph 4 is amended to read:

                           4. The Corporation shall have authority to issue 10,000,000 shares with the par value of $.01 per share.

         3. The number of shares of the corporation outstanding at the time of such adoption was 600,513; and the number of shares entitled to vote thereon was 600,513.

         4. The designation and number of outstanding shares of each class entitled to vote on such amendment as a class were as follows:

Class                    Number of shares
-----                    ----------------
Common                       600,513

         5. The number of shares voted for such amendment was 600,513; and the number of shares voted against such amendment was none. Voting within each class entitled to vote as a class was as follows:

             Number of Shares Vote
             ---------------------
Class          For       Against
-----
Common        600,513        0

         6. Any exchange, reclassification or cancellation of issued shares will be effected in the following manner:

                           Holders of issued and outstanding shares will surrender their shares in exchange for new shares to be issued in the ratio of twenty new shares for each three shares surrendered.

         7. The amendment herein effected does not give rise to dissenter's rights to payment for the reason that the only effect of such amendment is to reduce the par value of shares and increase the number of shares the corporation is authorized to issue.

         IN WITNESS WHEREOF, these articles are signed by the president and secretary of the corporation this 7 day of August, 1990.

                                     QUINTILES, INC.

                                     BY:      /s/ Dennis Gillings
                                        --------------------------------
                                        PRESIDENT - Dennis Gillings

[Seal]

                                     BY:      /s/ William A. Sollecito
                                       --------------------------------
                                       SECRETARY - William A. Sollecito

STATE OF NORTH CAROLINA

                                 COUNTY OF WAKE

         I, LaSharon B. Lee, a Notary Public, hereby certify that on this 7 day of August, 1990, personally appeared before me William A. Sollecito and Dennis Gillings, each of whom being by me first duly sworn, declared that he signed the foregoing documents in the capacity indicated, that he was authorized to so sign, and that the statements therein contained are true.

My Commission Expires: November 5, 1992                     /s/ LaSharon B. Lee
        [SEAL]                                             ---------------------
                                                               Notary Public

                               ARTICLES OF MERGER
                                       OF
                               QUINTILES BRI, INC.
                                      INTO
                                 QUINTILES, INC.

         Quintiles, Inc., a North Carolina corporation (the "Surviving Corporation"), a wholly-owned subsidiary of Quintiles Transnational Corp., a North Carolina corporation (the "Parent"), hereby submits these Articles of Merger for the purpose of merging Quintiles BRI, Inc., a North Carolina corporation (the "Company"), and also a wholly-owned subsidiary of the Parent, with and into the Surviving Corporation:

         1.       The Plan of Merger is attached as Exhibit A hereto.

         2. The attached Plan of Merger was duly approved in the manner prescribed by Chapter 55 of the General Statutes of North Carolina by the boards of directors of the Company and the Surviving Corporation and by the sole shareholder of the Company and the Surviving Corporation.

         3. These Articles of Merger will be effective at 12:01 a.m. on January 1, 1998.

         This the 31st day of December, 1997.

                                         QUINTILES, INC.

                                         By:            /s/ James T. Ogle
                                                 -------------------------------
                                                 Name:  James T. Ogle
                                                 Title: President

                                                                       EXHIBIT A

                                 PLAN OF MERGER

         THIS PLAN OF MERGER (this "Plan of Merger") is made and dated as of December 31, 1997, by and among Quintiles, Inc., a North Carolina corporation (the "Surviving Corporation"), a wholly-owned subsidiary of Quintiles Transnational Corp., a North Carolina corporation (the "Parent"), and Quintiles BRI, Inc., a North Carolina corporation (the "Company"), also a wholly-owned subsidiary of the Parent.

                              W I T N E S S E T H:

         WHEREAS, the Parent, the Company and the Surviving Corporation desire to effect the merger of the Company with and into the Surviving Corporation upon the terms set forth herein; and

         WHEREAS, the boards of directors of the Company and the Surviving Corporation, and the sole shareholder of the Company and the Surviving Corporation, by consent, duly approved this Plan of Merger;

         NOW, THEREFORE, the parties hereto do hereby approve and adopt this Plan of Merger for the purpose of setting forth the terms and conditions of the merger referred to above and the means of carrying the same into effect.

                                    ARTICLE I

                                   THE MERGER

         1.1 Merger. The Company shall be merged with and into the Surviving Corporation (the "Merger") pursuant to Article 11 of the North Carolina Business Corporation Act, as amended (the "NCBCA").

         1.2 Effective Time. The Merger shall be effected by the filing of articles of merger with the Secretary of State of the State of North Carolina in accordance with the provisions of Article 11 of the NCBCA. The Merger shall become effective at 12:01 a.m. on January 1, 1998, on which date the articles of merger shall be filed with the North Carolina Secretary of State. The time and date when the Merger shall become effective is herein referred to as the "Effective Time".

         1.3 Effect of the Merger. At the Effective Time, the separate corporate existence of the Company shall cease, and the Surviving Corporation shall continue its corporate existence under the laws of the State of North Carolina and shall thereupon and thereafter possess all of the rights, privileges, immunities, powers and franchises of each of the Company and the Surviving Corporation; all of the property, real, personal and mixed, and every other asset of the Company and the Surviving Corporation shall vest in the Surviving Corporation without further act or deed; the Surviving Corporation shall assume and be liable for all the liabilities and obligations of the Company and the Surviving Corporation; and all other effects of the Merger specified in Section 55-11-06 of the NCBCA shall result therefrom. After the Merger, the Surviving Corporation will continue to have the name Quintiles, Inc.

                                   ARTICLE II

                        CONVERSION AND ISSUANCE OF SHARES

         2.1      Conversion of Shares.

                  Immediately upon the Effective Time, each issued and outstanding share of the common stock of the Company shall be cancelled, and thereafter the shares of common stock of the Surviving Corporation currently held by the Parent shall evidence the Parent's ownership of one hundred percent (100%) of all equity interests in the merged corporations. The outstanding shares of the Surviving Corporation will not be converted, exchanged or altered in any manner as a result of the merger and will remain outstanding as shares of the Surviving Corporation.

                                   ARTICLE III

            ARTICLES OF INCORPORATION, BYLAWS, DIRECTORS AND OFFICERS

         3.1 Articles of Incorporation and Bylaws. The Articles of Incorporation and Bylaws of the Surviving Corporation shall be identical to the Articles of Incorporation and Bylaws of the Surviving Corporation in effect immediately prior to the Effective Time, until thereafter amended as provided by law.

         3.2 Directors and Officers. The directors and officers of the Surviving Corporation immediately prior to the Effective Time shall remain in office and shall continue to hold office until their respective successors shall have been elected and qualified as provided in the bylaws of the Surviving Corporation or by law.

                                   ARTICLE IV

                                    AMENDMENT

         4.1 Amendment. This Plan of Merger may be amended by the parties hereto, by action taken by their respective boards of directors. This Plan of Merger may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

                                    ARTICLE V

                                  MISCELLANEOUS

         5.1 Headings. The article and section captions used herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Plan of Merger.

         5.2 Counterparts. This Plan of Merger may be executed in two or more counterparts, all of which taken together shall constitute one instrument.

         IN WITNESS WHEREOF, the parties have caused their respective corporate names to be hereunder subscribed by their respective officers thereunto duly authorized, all as of the day and year first above written.

         QUINTILES, INC.

         By:        /s/ James T. Ogle
                ---------------------------
         Name:  James T. Ogle
         Title: President

         QUINTILES BRI, INC.

         By:        /s/ James T. Ogle
                ---------------------------
         Name:  James T. Ogle
         Title: President

                               ARTICLES OF MERGER
                                       OF
                                    BCA CORP.
                                      INTO
                                 QUINTILES, INC.


         Quintiles, Inc., a North Carolina corporation (the "Surviving Corporation"), a wholly-owned subsidiary of Quintiles Transnational Corp., a North Carolina corporation (the "Parent"), hereby submits these Articles of Merger for the purpose of merging BCA Corp., a North Carolina corporation (the "Company"), and also a wholly-owned subsidiary of the Parent, with and into the Surviving Corporation:

         1.       The Plan of Merger is attached as Exhibit A hereto.

         2. The attached Plan of Merger was duly approved in the manner prescribed by Chapter 55 of the General Statutes of North Carolina by the boards of directors of the Company and the Surviving Corporation and by the sole shareholder of the Company and the Surviving Corporation.

         3. These Articles of Merger will be effective at 12:01 a.m. on April 28, 1999.

         This the 23rd day of April, 1999.


                                                     THE LEWIN GROUP, INC.


                                                     By:  /s/ James T. Ogle
                                                          ----------------------
                                                          Name:  James T. Ogle
                                                          Title: President

                                                                       EXHIBIT A

                                 PLAN OF MERGER

         THIS PLAN OF MERGER (this "Plan of Merger") is made and dated as of April 22, 1999, by and among Quintiles, Inc., a North Carolina corporation (the "Surviving Corporation"), a wholly-owned subsidiary of Quintiles Transnational Corp., a North Carolina corporation (the "Parent"), and BCA Corp., a North Carolina corporation (the "Company"), also a wholly-owned subsidiary of the Parent.

                              W I T N E S S E T H:

         WHEREAS, the Parent, the Company and the Surviving Corporation desire to effect the merger of the Company with and into the Surviving Corporation upon the terms set forth herein; and

         WHEREAS, the boards of directors of the Company and the Surviving Corporation, and the sole shareholder of the Company and the Surviving Corporation, by consent, duly approved this Plan of Merger;

         NOW, THEREFORE, the parties hereto do hereby approve and adopt this Plan of Merger for the purpose of setting forth the terms and conditions of the merger referred to above and the means of carrying the same into effect.

                                    ARTICLE I

                                   THE MERGER

         1.1 Merger. The Company shall be merged with and into the Surviving Corporation (the "Merger") pursuant to Article 11 of the North Carolina Business Corporation Act, as amended (the "NCBCA").

         1.2 Effective Time. The Merger shall be effected by the filing of articles of merger with the Secretary of State of the State of North Carolina in accordance with the provisions of Article 11 of the NCBCA. The Merger shall become effective at 12:01 a.m. on April __, 1999, on which date the articles of merger shall be filed with the North Carolina Secretary of State. The time and date when the Merger shall become effective is herein referred to as the "Effective Time".

         1.3 Effect of the Merger. At the Effective Time, the separate corporate existence of the Company shall cease, and the Surviving Corporation shall continue its corporate existence under the laws of the State of North Carolina and shall thereupon and thereafter possess all of the rights, privileges, immunities, powers and franchises of each of the Company and the Surviving Corporation; all of the property, real, personal and mixed, and every other asset of the Company and the Surviving Corporation shall vest in the Surviving Corporation without further act or deed;

the Surviving Corporation shall assume and be liable for all the liabilities and obligations of the Company and the Surviving Corporation; and all other effects of the Merger specified in Section 55-11-06 of the NCBCA shall result therefrom. After the Merger, the Surviving Corporation will continue to have the name Quintiles, Inc.

                                   ARTICLE II

                        CONVERSION AND ISSUANCE OF SHARES

         2.1      Conversion of Shares.

                  Immediately upon the Effective Time, each issued and outstanding share of the common stock of the Company shall be cancelled, and thereafter the shares of common stock of the Surviving Corporation currently held by the Parent shall evidence the Parent's ownership of one hundred percent (100%) of all equity interests in the merged corporations. The outstanding shares of the Surviving Corporation will not be converted, exchanged or altered in any manner as a result of the merger and will remain outstanding as shares of the Surviving Corporation.

                                   ARTICLE III

            ARTICLES OF INCORPORATION, BYLAWS, DIRECTORS AND OFFICERS

         3.1 Articles of Incorporation and Bylaws. The Articles of Incorporation and Bylaws of the Surviving Corporation shall be identical to the Articles of Incorporation and Bylaws of the Surviving Corporation in effect immediately prior to the Effective Time, until thereafter amended as provided by law.

         3.2 Directors and Officers. The directors and officers of the Surviving Corporation immediately prior to the Effective Time shall remain in office and shall continue to hold office until their respective successors shall have been elected and qualified as provided in the bylaws of the Surviving Corporation or by law.

                                   ARTICLE IV

                                    AMENDMENT

         4.1 Amendment. This Plan of Merger may be amended by the parties hereto, by action taken by their respective boards of directors. This Plan of Merger may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

                                    ARTICLE V

                                  MISCELLANEOUS

         5.1 Headings. The article and section captions used herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Plan of Merger.

         5.2 Counterparts. This Plan of Merger may be executed in two or more counterparts, all of which taken together shall constitute one instrument.

         IN WITNESS WHEREOF, the parties have caused their respective corporate names to be hereunder subscribed by their respective officers thereunto duly authorized, all as of the day and year first above written.

         QUINTILES, INC.

         By:               /s/ James T. Ogle
                  ---------------------------
         Name:    James T. Ogle
         Title:   President

         BCA CORP.

         By:               /s/ Gregory D. Porter
                  ------------------------------
         Name:    Gregory D. Porter
         Title:   Vice President

                               ARTICLES OF MERGER
                                       OF
                               QUINTILES CVA, INC.
                                      INTO
                                 QUINTILES, INC.

         Quintiles, Inc., a North Carolina corporation (the "Surviving Corporation"), a wholly-owned subsidiary of Quintiles Transnational Corp., a North Carolina corporation (the "Parent"), hereby submits these Articles of Merger for the purpose of merging Quintiles CVA, Inc., a North Carolina corporation (the "Company"), and also a wholly-owned subsidiary of the Parent, with and into the Surviving Corporation:

         1.       The Plan of Merger is attached as Exhibit A hereto.

         2. The attached Plan of Merger was duly approved in the manner prescribed by Chapter 55 of the General Statutes of North Carolina by the boards of directors of the Company and the Surviving Corporation and by the sole shareholder of the Company and the Surviving Corporation.

         3. These Articles of Merger will be effective at 12:01 a.m. on July 1, 1999.

         This the 29th day of June, 1999.

                                      QUINTILES, INC.

                                      By:           /s/ Gregory D. Porter
                                           -----------------------------------
                                           Name:    Gregory D. Porter
                                           Title:   Vice President and Secretary

                                                                       EXHIBIT A

                                 PLAN OF MERGER

         THIS PLAN OF MERGER (this "Plan of Merger") is made and dated as of June 25, 1999, by and among Quintiles, Inc., a North Carolina corporation (the "Surviving Corporation"), a wholly-owned subsidiary of Quintiles Transnational Corp., a North Carolina corporation (the "Parent"), and Quintiles CVA, Inc., a North Carolina corporation (the "Company"), also a wholly-owned subsidiary of the Parent.

                              W I T N E S S E T H:

         WHEREAS, the Parent, the Company and the Surviving Corporation desire to effect the merger of the Company with and into the Surviving Corporation upon the terms set forth herein; and

         WHEREAS, the boards of directors of the Company and the Surviving Corporation, and the sole shareholder of the Company and the Surviving Corporation, by consent, duly approved this Plan of Merger;

         NOW, THEREFORE, the parties hereto do hereby approve and adopt this Plan of Merger for the purpose of setting forth the terms and conditions of the merger referred to above and the means of carrying the same into effect.

                                    ARTICLE I

                                   THE MERGER

         1.1 Merger. The Company shall be merged with and into the Surviving Corporation (the "Merger") pursuant to Article 11 of the North Carolina Business Corporation Act, as amended (the "NCBCA").

         1.2 Effective Time. The Merger shall be effected by the filing of articles of merger with the Secretary of State of the State of North Carolina in accordance with the provisions of Article 11 of the NCBCA. The Merger shall become effective at 12:01 a.m. on July 1, 1999, on or prior to which date the articles of merger shall be filed with the North Carolina Secretary of State. The time and date when the Merger shall become effective is herein referred to as the "Effective Time".

         1.3 Effect of the Merger. At the Effective Time, the separate corporate existence of the Company shall cease, and the Surviving Corporation shall continue its corporate existence under the laws of the State of North Carolina and shall thereupon and thereafter possess all of the rights, privileges, immunities, powers and franchises of each of the Company and the Surviving Corporation; all of the property, real, personal and mixed, and every other asset of the Company and the Surviving Corporation shall vest in the Surviving Corporation without further act or deed;

the Surviving Corporation shall assume and be liable for all the liabilities and obligations of the Company and the Surviving Corporation; and all other effects of the Merger specified in Section 55-11-06 of the NCBCA shall result therefrom. After the Merger, the Surviving Corporation will continue to have the name Quintiles, Inc.

                                   ARTICLE II

                        CONVERSION AND ISSUANCE OF SHARES

         2.1      Conversion of Shares.

                  Immediately upon the Effective Time, each issued and outstanding share of the common stock of the Company shall be cancelled, and thereafter the shares of common stock of the Surviving Corporation currently held by the Parent shall evidence the Parent's ownership of one hundred percent (100%) of all equity interests in the merged corporations. The outstanding shares of the Surviving Corporation will not be converted, exchanged or altered in any manner as a result of the merger and will remain outstanding as shares of the Surviving Corporation.

                                   ARTICLE III

            ARTICLES OF INCORPORATION, BYLAWS, DIRECTORS AND OFFICERS

         3.1 Articles of Incorporation and Bylaws. The Articles of Incorporation and Bylaws of the Surviving Corporation shall be identical to the Articles of Incorporation and Bylaws of the Surviving Corporation in effect immediately prior to the Effective Time, until thereafter amended as provided by law.

         3.2 Directors and Officers. The directors and officers of the Surviving Corporation immediately prior to the Effective Time shall remain in office and shall continue to hold office until their respective successors shall have been elected and qualified as provided in the bylaws of the Surviving Corporation or by law.

                                   ARTICLE IV

                                    AMENDMENT

         4.1 Amendment. This Plan of Merger may be amended by the parties hereto, by action taken by their respective boards of directors. This Plan of Merger may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

                                    ARTICLE V

                                  MISCELLANEOUS

         5.1 Headings. The article and section captions used herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Plan of Merger.

         5.2 Counterparts. This Plan of Merger may be executed in two or more counterparts, all of which taken together shall constitute one instrument.

         IN WITNESS WHEREOF, the parties have caused their respective corporate names to be hereunder subscribed by their respective officers thereunto duly authorized, all as of the day and year first above written.

         QUINTILES, INC.

         By:               /s/ James T. Ogle
                  ---------------------------
         Name:    James T. Ogle
         Title:   President

         QUINTILES CVA, INC.

         By:               /s/ Gregory D. Porter
                  ------------------------------
         Name:    Gregory D. Porter
         Title:   Executive Vice President

                               ARTICLES OF MERGER
                                       OF
                            INTELLIGENT IMAGING, INC.
                                      INTO
                                 QUINTILES, INC.

         Quintiles, Inc., a North Carolina corporation (the "Surviving Corporation"), hereby submits these Articles of Merger for the purpose of merging Intelligent Imaging, Inc., a Delaware corporation, with and into the Surviving Corporation:

         1. The Agreement and Plan of Merger is attached as Exhibit A hereto.

         2. The attached Agreement and Plan of Merger was duly approved in the manner prescribed by Chapter 55 of the General Statutes of North Carolina by the board of directors and shareholder of the Surviving Corporation and in the manner prescribed by the Delaware General Corporation Law by the board of directors and shareholder of Intelligent Imaging, Inc.

         3. These Articles of Merger will be effective at 12:01 a.m. on July 1, 1999.

         This the 29th day of June, 1999.

                                        QUINTILES, INC.

                                        By:         /s/ Gregory D. Porter
                                             -----------------------------------
                                             Name:  Gregory D. Porter
                                             Title: Vice President and Secretary

                                                                       EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT AND PLAN OF MERGER (this "Plan of Merger") is made and dated as of June 25, 1999, by and among Quintiles, Inc., a North Carolina corporation (the "Surviving Corporation"), and Intelligent Imaging, Inc., a Delaware corporation (the "Company").

                              W I T N E S S E T H:

         WHEREAS, the Company and the Surviving Corporation desire to effect the merger of the Company with and into the Surviving Corporation upon the terms set forth herein; and

         WHEREAS, the boards of directors and the shareholders of the Company and the Surviving Corporation, by consent, duly approved this Plan of Merger;

         NOW, THEREFORE, the parties hereto do hereby approve and adopt this Plan of Merger for the purpose of setting forth the terms and conditions of the merger referred to above and the means of carrying the same into effect.

                                    ARTICLE I

                                   THE MERGER

         1.1 Merger. The Company shall be merged with and into the Surviving Corporation (the "Merger") pursuant to Article 11 of the North Carolina Business Corporation Act, as amended (the "NCBCA"), and Section 252 of the Delaware General Corporation Law (the "DGCL").

         1.2 Effective Time. The Merger shall be effected by the filing of articles of merger with the Secretary of State of the State of North Carolina and a certificate of merger with the Secretary of State of the State of Delaware in accordance with the provisions of Article 11 of the NCBCA and Section 252 of the DGCL, respectively. The Merger shall become effective at 12:01 a.m. on July 1, 1999, on or prior to which date the articles of merger shall be filed with the North Carolina Secretary of State and the certificate of merger shall be filed with the Delaware Secretary of State. The time and date when the Merger shall become effective is herein referred to as the "Effective Time".

         1.3 Effect of the Merger. At the Effective Time, the separate corporate existence of the Company shall cease, and the Surviving Corporation shall continue its corporate existence under the laws of the State of North Carolina and shall thereupon and thereafter possess all of the rights, privileges, immunities, powers and franchises of each of the Company and the Surviving Corporation; all of the property, real, personal and mixed, and every other asset of the Company and the Surviving Corporation shall vest in the Surviving Corporation without further act or deed; the Surviving Corporation shall assume and be liable for all the liabilities and obligations of the

Company and the Surviving Corporation; and all other effects of the Merger specified in the NCBCA and the DGCL shall result therefrom. After the Merger, the Surviving Corporation will continue to have the name Quintiles, Inc.

                                   ARTICLE II

                        CONVERSION AND ISSUANCE OF SHARES

         2.1      Conversion of Shares.

                  Immediately upon the Effective Time, each issued and outstanding share of the common stock of the Company shall be cancelled, and thereafter the shares of common stock of the Surviving Corporation currently held by the Parent shall evidence the Parent's ownership of one hundred percent (100%) of all equity interests in the merged corporations. The outstanding shares of the Surviving Corporation will not be converted, exchanged or altered in any manner as a result of the merger and will remain outstanding as shares of the Surviving Corporation.

                                   ARTICLE III

            ARTICLES OF INCORPORATION, BYLAWS, DIRECTORS AND OFFICERS

         3.1 Articles of Incorporation and Bylaws. The Articles of Incorporation and Bylaws of the Surviving Corporation shall be identical to the Articles of Incorporation and Bylaws of the Surviving Corporation in effect immediately prior to the Effective Time, until thereafter amended as provided by law.

         3.2 Directors and Officers. The directors and officers of the Surviving Corporation immediately prior to the Effective Time shall remain in office and shall continue to hold office until their respective successors shall have been elected and qualified as provided in the bylaws of the Surviving Corporation or by law.

                                   ARTICLE IV

                                    AMENDMENT

         4.1 Amendment. This Plan of Merger may be amended by the parties hereto, by action taken by their respective boards of directors. This Plan of Merger may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

                                    ARTICLE V

                                  MISCELLANEOUS

         5.1 Headings. The article and section captions used herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Plan of Merger.

         5.2 Counterparts. This Plan of Merger may be executed in two or more counterparts, all of which taken together shall constitute one instrument.

         IN WITNESS WHEREOF, the parties have caused their respective corporate names to be hereunder subscribed by their respective officers thereunto duly authorized, all as of the day and year first above written.

         QUINTILES, INC.

         By:            /s/ James T. Ogle
                  -----------------------
         Name:    James T. Ogle
         Title:   President

         INTELLIGENT IMAGING, INC.

         By:            /s/ Gregory D. Porter
                  ---------------------------
         Name:    Gregory D. Porter
         Title:   Vice President